SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                FEBRUARY 2, 1999
                        (Date of earliest event reported)


                             AUTOCORP EQUITIES, INC.
             (Exact name of registrant as specified in its charter)


        NEVADA                                      87-0522501
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)

                                    000-15216
                            (Commission File Number)



                           5949 Sherry Lane, Suite 525
                               Dallas, Texas 75225
                    (Address of principal executive offices)

                                 (214) 378-8271
              (Registrant's telephone number, including area code)


                        2980 E. Northern Avenue, Suite A1
                             Phoenix, Arizona 85028
          (Former name or former address, if changed since last report)






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Item 4.  Changes in Registrant's Certifying Accountant

         The last audit of the Registrant's financial statements was for its fiscal year ended June 30, 1997. At such time, the Registrant was a development stage company with no subsidiaries. The audit was performed by Evers & Company, LTD.

         In July 1997, the Registrant acquired two operating businesses, and the acquisition was accounted for as a purchase. The operating businesses had a September 30 fiscal year end, which the Registrant subsequently adopted as the fiscal year for the Registrant and its subsidiaries on a consolidated basis.

         The Registrant has been advised that Regulation S-X of the Rules and Regulations of the Securities and Exchange Commission require that the Registrant file audited consolidated financial statements for the three fiscal years ending September 30, 1996, 1997 and 1998.

         On February 2, 1999, the Registrant engaged Hurley & Company as the Registrant's independent auditors to conduct the audits of its consolidated financial statements for the years ended September 30, 1996, 1997 and 1998. On the same date, the Registrant and Evers & Company, LTD. terminated their previous audit relationship, and the Registrant engaged Evers & Company, LTD. to assist the Registrant with its internal accounting for the audits.

         During the last two years, no audit report of Evers & Company, LTD. on the financial statements of the Registrant has contained any adverse opinion or a disclaimer of opinion; nor has such a report been qualified or modified as to uncertainty, audit scope, or accounting principles. However, Evers & Company LTD.'s report disclosed that, as a result of the acquisition of the stock of the operating companies, the historical operations of the Registrant would no longer be presented as a going concern, and the operations of the acquired companies would be presented.

         There were no disagreements with Evers & Company, LTD. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the Registrant's two most recent fiscal years and any subsequent interim period preceding such resignation.

         Upon completion of these audits, the Registrant will be able to file an Annual Report on Form 10-K with the Securities and Exchange Commission, which would include the required audited financial statements for the three years ending September 30, 1998. This filing is tentatively scheduled to occur in April 1999.

         The decision to change accountants was approved by the Registrant's Board of Directors.





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Item 7.  Financial Statements and Exhibits

         (a)      Financial statements of business acquired.

                  Not applicable

         (b)      Proforma financial information

                  Not applicable

         (c)      Exhibits

                  16. Letter dated February 12, 1999, from Evers & Company, LTD.



















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


Date: February 12, 1999             AUTOCORP EQUITIES, INC.
                                    (Registrant)

                                    /s/ Charles Norman
                                    -----------------------------------------
                                        Charles Norman
                                        President and Chief Executive Officer



















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